Exhibit 21

Subsidiaries of the Registrant: Consolidated-Tomoka Land Co.

as of December 31, 2019:

		Percentage of
	Organized	Voting Securities
	Under	Owned by Immediate
	Laws of	Parent
Indigo Group Inc....................................................................................................................................................................	Florida	100.0
Indigo Group Ltd. (A Limited Partnership)...........................................................................................................................	Florida	93.475	(1)
Indigo Development LLC.....................................................................................................................................................	Florida	100.0	(3)
Palms Del Mar Inc................................................................................................................................................................	Florida	100.0
Indigo International LLC.......................................................................................................................................................	Florida	100.0	(3)
Tomoka Ag Inc......................................................................................................................................................................	Florida	0.0	(2)
Indigo Grand Champion Five LLC.......................................................................................................................................	Florida	100.0	(4)
Indigo Grand Champion Six LLC.........................................................................................................................................	Florida	100.0	(4)
Indigo Grand Champion Ten LLC.........................................................................................................................................	Florida	100.0	(4)
Indigo Mallard Creek LLC.....................................................................................................................................................	Florida	100.0	(5)
Bluebird Arrowhead Phoenix LLC.......................................................................................................................................	Delaware	100.0	(6)
Bluebird Germantown MD LLC...........................................................................................................................................	Delaware	100.0	(6)
Bluebird Renton WA LLC.....................................................................................................................................................	Delaware	100.0	(6)
CTLC Golden Arrow Katy LLC...............................................................................................................................................	Delaware	100.0	(6)
CTO Gemini Holdings (CTLC) LLC.......................................................................................................................................	Delaware	100.0	(3)
CTO Gemini Holdings (IDL) LLC.........................................................................................................................................	Delaware	100.0	(5)
CTO Gemini Holdings (IGI) LLC...........................................................................................................................................	Delaware	100.0	(7)
CTO16 Atlantic LLC...............................................................................................................................................................	Delaware	100.0	(3)
CTO16 Austin LLC.................................................................................................................................................................	Delaware	100.0	(3)
CTO16 Dallas LLC...............................................................................................................................................................	Delaware	100.0	(3)
CTO16 Monterey LLC...........................................................................................................................................................	Delaware	100.0	(3)
CTO16 Olive TX LLC.............................................................................................................................................................	Delaware	100.0	(3)
CTO16 OSI LLC.....................................................................................................................................................................	Delaware	100.0	(3)
CTO16 Peterson LLC...........................................................................................................................................................	Delaware	100.0	(3)
CTO17 Aruba Land LLC.......................................................................................................................................................	Delaware	100.0	(3)
CTO17 Sarasota LLC...........................................................................................................................................................	Delaware	100.0	(3)
CTO17 Westcliff TX LLC.......................................................................................................................................................	Delaware	100.0	(3)
CTO18 Albuquerque NM LLC...............................................................................................................................................	Delaware	100.0	(3)
CTO18 Arlington TX LLC.......................................................................................................................................................	Delaware	100.0	(3)
CTO18 Aspen LLC.................................................................................................................................................................	Delaware	100.0	(3)
CTO18 Jacksonville FL LLC.................................................................................................................................................	Delaware	100.0	(3)
CTO19 Carpenter Austin LLC...............................................................................................................................................	Delaware	100.0	(3)
CTO19 Josephine Austin LLC...............................................................................................................................................	Delaware	100.0	(3)
CTO19 NRH TX LLC.............................................................................................................................................................	Delaware	100.0	(3)
CTO19 Oceanside NY LLC...................................................................................................................................................	Delaware	100.0	(3)
CTO19 Pensacola LLC.........................................................................................................................................................	Delaware	100.0	(3)
CTO19 Reston VA LLC.........................................................................................................................................................	Delaware	100.0	(3)
CTO19 Signal Hill CA LLC.....................................................................................................................................................	Delaware	100.0	(3)
CTO19 Strand Jax LLC.........................................................................................................................................................	Delaware	100.0	(3)
CTO19 Taft Vineland LLC.....................................................................................................................................................	Delaware	100.0	(3)
CTO19 WOFAT LLC...............................................................................................................................................................	Delaware	100.0	(3)
CTO20 Crossroads AZ LLC...................................................................................................................................................	Delaware	100.0	(3)
Daytona JV LLC.....................................................................................................................................................................	Delaware	100.0	(8)
DB Beach Land LLC.............................................................................................................................................................	Delaware	100.0	(3)
DB Mainland LLC.................................................................................................................................................................	Delaware	100.0	(3)(10)
DB Mainland Two LLC.........................................................................................................................................................	Delaware	100.0	(3)
DB Main Street LLC.............................................................................................................................................................	Delaware	100.0	(3)
Five Golf LLC.........................................................................................................................................................................	Delaware	100.0	(3)
Golden Arrow 6 LLC.............................................................................................................................................................	Delaware	100.0	(3)
Golden Arrow Charlotte NC LLC...........................................................................................................................................	Delaware	100.0	(6)
Golden Arrow Clermont FL LLC...........................................................................................................................................	Delaware	100.0	(6)
Golden Arrow First St. Sarasota LLC...................................................................................................................................	Delaware	100.0	(3)
Golden Arrow WPP LLC.......................................................................................................................................................	Delaware	100.0	(7)
IGI16 Peterson LLC...............................................................................................................................................................	Delaware	100.0	(7)
IGI18 Back 40 LLC...............................................................................................................................................................	Delaware	100.0	(7)

		Percentage of
	Organized	Voting Securities
	Under	Owned by Immediate
	Laws of	Parent
IGI19 FC VA LLC...................................................................................................................................................................	Delaware	100.0	(7)
LHC14 Old DeLand LLC.......................................................................................................................................................	Delaware	100.0	(3)(9)
LHC15 Atlantic DB JV LLC...................................................................................................................................................	Delaware	100.0	(3)
LHC15 Raleigh NC LLC.......................................................................................................................................................	Delaware	100.0	(3)
LHC15 Riverside FL LLC.....................................................................................................................................................	Delaware	100.0	(3)
LHC15 WPP LLC...................................................................................................................................................................	Delaware	100.0	(7)

(1)Consolidated-Tomoka Land Co. is a limited partner of Indigo Group Ltd., and owns 93.475% of the total partnership equity. Palms Del Mar, Inc. is the other limited partner and owns 5.065% of the total partnership equity. Indigo Group Inc. is the managing general partner and owns 1.46% of the partnership equity.

(2)Tomoka Ag Inc. is 100% owned by Indigo Group Inc.

(3)Consolidated-Tomoka Land Co. is the Member.

(4)Palms Del Mar Inc. is the Member.

(5)Indigo Development LLC is the Managing Member.

(6)Golden Arrow 6 LLC is the Managing Member.

(7)Indigo Group Inc. is the Managing Member.

(8)LHC15 Atlantic DB JV LLC is the 50% Managing Member. CTO16 Atlantic LLC is the other 50% Member.

(9)Formerly known as Golden Arrow Plaza Retail LLC

(10)Formerly known as DB LAND LLC, formerly known as CTO17 Atlanta LLC

All subsidiaries are included in the Consolidated Financial Statements of the Company and its subsidiaries appearing elsewhere herein.